TITAN FINANCIAL SERVICES FUND
                                TITAN GROWTH FUND
                   SERIES OF PROFESSIONALLY MANAGED PORTFOLIOS

                        SUPPLEMENT DATED JANUARY 26, 2001
                       TO PROSPECTUS DATED AUGUST 28, 2000


Mr. Gilbert Giordano, President of Titan Investment Advisors, LLC, the Advisor to the Funds and portfolio manager primarily responsible for the management of the Funds, died unexpectedly last week. Dr. Mervin Zimmerman, who worked closely with Mr. Giordano in managing the Funds' portfolios, has been handling the day-to-day management of the Funds since Mr. Giordano's passing.

FOR TITAN FINANCIAL SERVICES FUND:

Professionally Managed Portfolios has retained Harris Bretall Sullivan & Smith L.L.C. as sub-adviser to the Titan Financial Services Fund. The Sub-Advisor is a registered investment adviser founded in 1971 and currently manages in excess of $7 billion in assets. The firm employs 36 investment professionals, including portfolio managers with financial services expertise and a financial services analyst. A significant portion of the assets under the Sub-Advisor's management are currently invested in the financial services sector.

Since May 1996, the Sub-Advisor has managed a growth equity fund as a series of Professionally Managed Portfolios. The Board of Trustees and the Fund's administrator, therefore, are familiar with and confident in the ability of the Sub-Advisor to successfully manage the assets of the Fund in accordance with its objectives.

As a result of Mr. Giordano's death and the retention of the Sub-Advisor, a Special Meeting of Shareholders will be scheduled where shareholders of the Fund will be asked to approve new Investment Advisory Agreements with the Advisor and Sub-Advisor. The terms of the new Investment Advisory Agreements are identical in all material respects to the existing Advisory Agreement, including the rate of advisory fees.


FOR THE TITAN GROWTH FUND:
After a careful review of all options available for the continued operation of the Titan Growth Fund, the Board of Trustees of Professionally Managed Portfolios has determined that the shareholders' interests are best served by an orderly liquidation of the Fund. The Board has set a final liquidation date for the Fund of January 31, 2001. New shares are not being issued by the Fund.
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PLEASE INSERT THE FOLLOWING INTO THE SECTION "INVESTMENT ADVISOR" ON PAGES 9 AND
10 OF THE FUNDS' PROSPECTUS AND REFERENCES TO MR. GIORDANO SHOULD BE CONSIDERED REMOVED FROM THE PROSPECTUS:


THE SUB-ADVISOR

     Harris Bretall Sullivan & Smith L.L.C. is the investment sub-advisor to the Titan Financial Services Fund. The Sub-Advisor's address is One Sansome Street, Suite 3300, San Francisco, CA 94104. The Sub-Advisor was founded in 1971 and is a majority-owned affiliate of Value Asset Management, Inc. ("VAM"). VAM is a Connecticut-based holding company owned by BancBoston Ventures, Inc., which is a subsidiary of Fleet Boston Financial Corporation. VAM invests in privately-owned asset management firms.

     The Sub-Advisor provides investment advisory and sub-advisory services to individual and institutional investors and investment companies with assets under management in excess of $7 billion. The Sub-Advisor provides the Fund with advice on buying and selling securities. For its services, the Advisor pays the Sub-Advisor a monthly sub-advisory fee of 0.75% of the Fund's average daily net assets.

PORTFOLIO MANAGERS

     John J. Sullivan, Executive Vice President and Partner of the Sub-Advisor, and Gordon J. Ceresino, Executive Vice President and Partner of the Sub-Advisor, are responsible for the management of the Fund's portfolio. Each has held his current position with the Sub-Advisor for over five years.